Exhibit 99.1

Investor Presentation September 2016 Theravance Biopharma, Inc. (NASDAQ: TBPH)

Cautionary Statement Regarding Forward-Looking Statements Under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, the company cautions investors that any forward-looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements or projections. Examples of forward-looking statements in this presentation include statements relating to the company’s business plans and objectives, including financial and operating results, potential partnering transactions and sales targets, the company’s regulatory strategies and timing and results of clinical studies, the potential benefits and mechanisms of action of the company’s product and product candidates (including their potential as components of combination therapies and the timing and use of the net proceeds from the proposed offering). The company’s forward-looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to delays or difficulties in commencing or completing clinical studies, the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective (including when our product candidates are studied in combination with other compounds), delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with third parties to discover, develop and commercialize products, risks associated with establishing and maintaining sales, marketing and distribution capabilities, and market conditions that may affect whether the offering will be made or consummated on the proposed terms, if at all. Other risks affecting the company are described under the heading “Risk Factors” and elsewhere in the company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 9, 2016, and other periodic reports filed with the SEC.

Theravance Biopharma Investment Highlights Productive Research Engine Pipeline of High Value Assets Robust Business Model Team Track Record of Success Strong Financial Position

2016 Focus

Program	Phase 1	Phase 2	Phase 3	Filed	Approved
VIBATIV® (telavancin)					
▪ cSSSI, HABP/VABP	■	■	■	■	■
▪ sNDA Concurrent Bacteremia & cSSSI	■	■	■	■	■
▪ sNDA Concurrent Bacteremia & HABP/VABP	■	■	■	■	■
▪ Phase 3 Registrational Study – Bacteremia	■	■	■		
Revefenacin (TD-4208)					
▪ Phase 3 Efficacy Studies (2) – COPD	■	■	■		
▪ Phase 3 Long-Term Safety Study – COPD	■	■	■		
NEP Inhibitor Program					
▪ TD-0714 Phase 1	■				
▪ TD-1439 Phase 1	■				
JAK Inhibitor Program					
▪ TD-1473 Phase 1	■				
▪ TD-3504[1]					

Status: *The most advanced stage of clinical development completed or in process.*

Phase1: initial clinical safety testing in patients or healthy volunteers, or studies directed toward understanding the mechanisms of action of drug. Phase 2: further clinical safety testing and preliminary efficacy testing in limited patient population. Phase 3: evaluation of clinical efficacy and safety within expanded patient population. Filed: marketing application submitted to regulatory authority. Approved: approved for marketing. [1]Phase 1 initiation planned for 1H 2017

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Theravance Biopharma

JAK Inhibitor Program Oral Intestinally Restricted Pan-Janus Kinase (JAK) Inhibitors for Ulcerative Colitis & Other Inflammatory Intestinal Diseases

Oral Small Molecule Intravenous Biologic ~700K UC patients in the US, according to www.ccfa.org 1 D.T. Beattie, et al., TD-1473, a novel, potent, orally administered intestinally restricted pan-Janus kinase (JAK) inhibitor. Poster session presented at: 11th Congress of the European Crohn's and Colitis Organisation (ECCO); 18 Mar 2016; Amsterdam. Clinical data: Not head to head comparisons. Clinical data sources: Remicade & Entyvio, Prescribing Information; Ozanimod, Sandborn et al., 2015 Tofacitinib, Sandborn et al., 2012 and 2016. Significant Need Remains for Improved Therapies to Treat Moderate to Severe Ulcerative Colitis (UC) Tofacitinib has demonstrated effectiveness of JAK inhibition in UC; systemic liabilities may limit ability to optimize clinical dose TD-1473: Oral, pan-JAK inhibitor, designed to be intestinally restricted Preclinical model1 of TD-1473 showed: Selective distribution to intestinal tract Reduction in UC disease activity score comparable to tofacitinib No measurable systemic immunosuppression, in contrast to tofacitinib High affinity for JAK1/2/3 and TYK2 TD-3504: Innovative prodrug of tofacitinib provides chemically distinct back-up strategy to achieve intestinally restricted JAK inhibition Approved & Late-Stage Therapies: Limited Efficacy, Lose Efficacy Over Time, and/or Carry Risk of Adverse Effects TBPH Approach: Potential for Superior Efficacy and Safety, with Minimal Side Effects 0 5 10 15 20 25 30 35 40 REMICADE® 5mg/kg Anti-TNF ENTYVIO® 300mg ?4?7 integrin inhibitor Ozanimod 1mg S1P1 agonist (phase 2 study) Tofacitinib 10mg JAK inhibitor (average of 2 Phase 3 studies) Tofacitinib 15mg JAK inhibitor (P2 study) % of patients with Clinical Response % of Patients with Clinical Response at 8 weeks (over placebo)

TD-1473: Oral, Intestinally Restricted JAK Inhibitor with the Potential for Robust Efficacy and Minimal Side Effects Based on preclinical findings TD-1473 may represent a potential breakthrough approach to treating UC without the risk generally associated with systemically active therapies TD-1473 Exhibits GI-Restriction after Oral Administration in Rodents TD-1473 is Active in Rodent Colitis Model without Systemic Effects Pharmacokinetics (Colon:Plasma Ratio) Reduction in Disease Activity Score Reduction in Systemic Immune Cells TD-1473 Tofacitinib TD-1473 Tofacitinib TD-1473 Tofacitinib Percent (%) Concentration ratio 0 1000 2000 3000 4000 TD-1473 Tofacitinib % Inhibition (relative to vehicle control) TD-1473 Tofacitinib TD-1473 Tofacitinib 0 20 40 60 80

TD-1473: Phase 1 Clinical Data Support Progression into Phase 1b Trial in Ulcerative Colitis Patients Clinical and preclinical data validate strategy of targeting JAK inhibition to affected tissues in the intestinal tract to achieve favorable risk/benefit profile Multiple Ascending Dose PK on Day 14 Log Scale Mean ± SD plotted Multiple Ascending Dose PK on Day 14 Linear Scale Data Extracted from Dowty ME, et al. JPET 2014. Phase 1 study of TD-1473 in healthy subjects met target PK profile: Data suggest slow absorption throughout intestinal tract Minimal systemic exposure High levels of TD-1473 present in stool at low doses PK findings consistent with positive preclinical models Time (hr) Plasma Concentration (nM) 0 5 10 15 20 0 100 200 300 400 10 mg Tofacitinib (BID) 300 mg 100 mg 30 mg 10 mg TD-1473 (QD) Time (hr) Plasma Concentration (nM) 0 5 10 15 20 0.01 0.1 1 10 100 1000 LLOQ (0.025 nM)

TD-1473: Phase 1b Study in Moderately-to-Severely Active Ulcerative Colitis Patients to Initiate in 2016



History & labs
Sigmoidoscopy & biopsy
Sigmoidoscopy & biopsy
Screening
Randomized Rx (Adaptive)
Follow-Up
Rectal bleeding score ≥ 1 & bowel frequency score ≥ 1
Rectal bleeding score ≥ 1, bowel frequency score ≥ 1 & Modified Mayo endoscopic subscore ≥ 2
TD-1473 Mid Dose : placebo QD (10:4)
TD-1473 Low Dose : placebo QD (10:3)
TD-1473 High/Low Dose : placebo QD (10:3)
Safety labs & AE's
Part 1
Part 2
Day -28 to -1
Dosing daily for 28 days
1st dose, Drug dispense Day 1
Drug dispense Day 14
End of treatment Day 28
End of Study Day 42

- Designed to evaluate safety, tolerability, PK and PD of TD-1473 in moderately to severely active ulcerative colitis patients over 28 days
- Secondary/exploratory objective: demonstrate biologic effect of TD-1473 through biomarker analysis and clinical, endoscopic and histologic assessments

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Theravance Biopharma

TD-3504: Innovative Prodrug of Tofacitinib Provides Alternative Strategy to Achieve Intestinally Restricted JAK Inhibition Superior Therapeutic Index Compared to Tofacitinib in Preclinical Oxazolone Colitis Model Preclinical data for TD-3504 showed: Rapid formation of tofacitinib in intestinal tract Reduction in disease activity score comparable to tofacitinib Low systemic exposure in contrast to tofacitinib Prodrug approach provides opportunity to advance directly into patients Chemically Distinct from TD-1473; Designed to Release Active Tofacitinib in the Intestinal Tract Plan to initiate patient study with TD-3504 1H 2017 Percent (%) TD-3504 Tofacitinib TD-3504 Tofacitinib 0 20 40 60 80 Reduction in Disease Activity Score Reduction in Systemic Immune Cells

Neprilysin Inhibitor (NEPi) Program Potential Best-in-Class Therapeutic for Cardiovascular and Renal Disease

Best-in-Class NEPi Could Improve Treatment Regimens for Cardiovascular & Renal Diseases Source: © 2015 Decision Resources, LLC. All rights reserved. Reproduction, distribution, transmission or publication is prohibited. Reprinted with permission. All estimates US. Utility of NEP Inhibitors (NEPi) Large Market Opportunities Potentiate natriuretic peptides Reduce mortality and morbidity in CHF patients Diuresis and natriuresis Control blood pressure Reverse maladaptive changes in heart and vascular tissue Utility in CHF validated by Entresto® Significant opportunity remains for a next-generation NEP inhibitor with applicability beyond CHF offering once-daily dosing, combination flexibility and enhanced tolerability Neprilysin Inhibitor (NEPi) Acute Heart Failure (AHF) 1 million hospitalizations annually Chronic Heart Failure (CHF) 6 million patients diagnosed Chronic Kidney Disease 26 million people

TBPH NEPi Program: Differentiated & Versatile Platform with Multiple Development Candidates Advancing Range of Cardiovascular and Renal Indications TBPH NEP Inhibitor Target Product Profile Sustained 24-hour target engagement Non-renal clearance Favorable safety and tolerability Flexible administration (oral or IV) = demonstrated in Phase 1 clinical study TD-0714: Phase 1 SAD met target product profile Phase 1 MAD data expected 2016 Plan to advance IV into clinic early-2017 TD-1439: Structurally distinct from TD-0714 Phase 1 SAD underway Phase 1 SAD/MAD data expected 1H 2017 NEPi IV NEPi AHF Monotherapy ARB Combination (ARNI) Optimized for CHF and/or CKD Non-ARB Combinations PDE5, PDE9, sGC, MRA

Revefenacin (TD-4208) Nebulized Long-Acting Muscarinic Antagonist (LAMA)

Compelling Need for Once-Daily Nebulized LAMA 1 Global Strategy for Diagnosis, Management, and Prevention of COPD COPD = Chronic Obstructive Pulmonary Disease 2 TBPH market research (N = 160 physicians); Refers to US COPD patients 3Estimate derived from use of information under license from IMS Health information service: NSP for period MAT May, 2015. Includes LABA, SAMA and SAMA/SABA therapy. Excludes nebulized SABAs. IMS expressly reserves all rights, including rights of copying, distribution and republication. Enduring Patient Niche and Significant Market Opportunity Unmet Need for Nebulized LAMA Therapy Once-daily LAMAs are first-line therapy for moderate to severe COPD1 No nebulized LAMAs available today; only available in handheld devices Enduring Patient Niche with Potential for Premium Pricing >100M patient treatment days in nebulized COPD segment3 9% of COPD patients currently use nebulizers for ongoing maintenance therapy2 41% of COPD patients use nebulizers at least occasionally for bronchodilator therapy2 Pricing in branded LA nebulized segment ~ 2x handheld Spiriva3 Significant Market Opportunity Revefenacin may be complementary to existing nebulized LABA treatments Mylan brings commercial strength in nebulized segment

Revefenacin (TD-4208) Phase 3 Program

Phase 3 Program

- Two replicate 3-month efficacy studies; data expected early-Q4 2016
- Single 12-month safety study; data expected 2017
- ~2,300 patients across three studies
- Studies evaluating two doses: 88 mcg and 175 mcg administered once-daily
- If successful, NDA filing expected late 2017

Phase 2b Study 0117 Met Primary Endpoint at 88 mcg and Above

- 355 patients with moderate to severe COPD
- Primary endpoint: Change from baseline in trough FEV_1 following 28 days



LS Means ± SE
***
***
***
Day 29 LSMeans Trough FEV1
190
160
130
100
70
40
10
-20
-50
p-values versus placebo: <0.001***
Placebo
44
88
175
350
TD-4208 (mcg)

16
Note: FEV_1 = forced expiratory volume in one second

Theravance Biopharma

Significant funding for Theravance Biopharma (TBPH) $15M initial payment to TBPH Up to $220M in development and commercialization milestones Reimbursement of US development program expenses* $30M equity investment at a 10% premium Profit share in US and low to mid-teen double-digit royalties ex-US TBPH conducts development program in US Mylan reimburses development costs Mylan responsible for ex-US** development Mylan leads commercialization in US, subject to FDA approval TBPH co-promote under profit split in US (65% Mylan/35% TBPH) Leverages TBPH acute care focused commercial infrastructure Mylan commercializes ex-US**; TBPH receives royalties Mylan responsible for commercial manufacturing TBPH retains global rights to handheld presentations of revefenacin Financial Development Commercial * Applies through FDA approval of first product containing 4208 ** Collaboration excludes China. Mylan has right of first negotiation for nebulized revefenacin in China Strategic Collaboration with Mylan Nebulized Revefenacin for COPD and Other Respiratory Diseases

VIBATIV® is a registered trademark of the Theravance Biopharma group of companies VIBATIV® (telavancin) Commercial, Once-Daily, Dual Mechanism Antibiotic

What is VIBATIV®? First FDA approved lipoglycopeptide exhibiting concentration-dependent bactericidal activity via a dual mechanism of action that inhibits cell wall synthesis and disrupts membrane barrier function Active against Gram-positive bacteria, including methicillin-resistant Staphylococcus aureus (MRSA) Intravenously administered; once-daily dosing Approved in the U.S. for treatment of the following infections in adult patients caused by designated susceptible bacteria: Complicated skin and skin structure infections (cSSSI) Hospital-acquired and ventilator-associated bacterial pneumonia (HABP/VABP) caused by susceptible isolates of Staphylococcus aureus when alternative treatments are not suitable Expanded label includes data describing use in concurrent bacteremia and HABP/VABP or cSSSI

Opportunity Exists for VIBATIV® Among Alternative MRSA Therapies in Current U.S. Market Source: TBPH estimates based on integrating data from IMS Health National Sales Perspective and Decision Resources Hospital Antibiotic Market Guide *Others includes Tygacil and Synercid (2014) 79% 21% Total Days of Therapy (DOT) for MRSA Antibiotics 34 Million Vancomycin Alternatives

VIBATIV® Commercialization 1Total Factored Vials = 750mg vials + (250mg vials/3); Source: Symphony Health Solutions, NonRetailSourceTM , January 2015 – March 2016, based on Theravance factored vials. 2 TBPH Market Research Acute Care Focused Sales Force in Hospitals and Outpatient Centers Physicians use VIBATIV when2 “other agents fail” “need rapid bactericidal activity” “patients have multiple comorbidities” “cases have documented resistance” Acute care commercial focus: Opportunity to target large and addressable patient populations 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 VIBATIV ® Factored Vials (US) 1 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 VIBATIV ® Net Product Sales (US)

VIBATIV®: Label Expansion Strategy 1“Treatment Trends®: Hospital Discharge and Outpatient Parenteral Antibiotic Therapy (US)” © June 2014 DR/Decision Resources, LLC. All rights reserved. Reproduction, distribution, transmission or publication is prohibited. Reprinted with permission; Note: This analysis only considers treatment days for patients treated in both inpatient setting & OPAT for each infection type; excluded patients treated w/ OPAT w/o recent hospital or ER; ID specialists responded to “Please estimate duration of therapy, both inpatient therapy and outpatient therapy, for OPAT patients.” (n-sizes vary by infection type & inpatient vs. outpatient.) Opportunity for Broadest Set of Indications of Any Branded Anti-MRSA Agent Leveraging Regional Partnerships to Expand Commercial Reach Phase 3 Registrational Study in Bacteremia ~250 patients, ~70 clinical sites in US & ROW Expected to complete 2018 Multiple partnerships in large and growing ex-US markets, including China and India Recent launches in Canada and Russia TOUR™ Patient Registry Study Underway Generating “real world” data from ~1,000 patients to inform additional potential indications 7 8 9 12 9 16 0 2 4 6 8 10 12 14 16 18 cSSSi / ABSSSi HABP Bacteremia / Sepsis Average Days of Therapy ( DOT) 1 Inpatient Outpatient

Theravance Biopharma Opportunities for Value Creation

Economic Interest in GSK Respiratory Programs

"Closed Triple" (FF/UMEC/VI)

- Active components of BREO® and ANORO®
- Two positive Phase 3 studies completed in "open" triple therapy
- Positive top-line results reported from Phase 3 FULFIL study (~1,800 COPD patients)
- US and EU regulatory filings planned 2016
- Eligible to receive royalties on annual global net sales
- Phase 3 IMPACT study ongoing in ~10,000 COPD patients; data expected 2017

MABA, MABA/ICS (batefenterol, batefenterol/FF)

- Single molecule bifunctional bronchodilator
- Discovered by Innoviva, Inc.[1]
- Phase 2 studies of single- and combo-agent underway in COPD patients
- Eligible to receive royalties on annual global net sales; plus
- Development and commercialization milestones up to $125 million for single agent and $250 million for both single- and combo-agent

- *TBPH holds an 85% economic interest in future payments made by GSK related to the Closed Triple, MABA and MABA/ICS**
- *Programs jointly managed by GSK and Innoviva[1]; fully funded by GSK*

*TBPH holds economic interest in future payments that may be made by GSK relating to certain programs, including "Closed Triple" (FF/UMEC/VI), MABA/FF, MABA monotherapy and other future products that may be combined with VI or MABA. All statements based on publically available information. [1]Formerly Theravance, Inc. FF/UMEC/VI= Fluticasone Furoate/Umeclidinium/Vilanterol. MABA= Inhaled Bifunctional Muscarinic Antagonist -Beta2 Agonist.

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Theravance Biopharma

Expected Key Milestones Program Milestone Target TD-1473 (JAK inhibitor) Complete Phase 1 2016 TD-1473 (JAK inhibitor) Complete Phase 1b Study in UC Patients 2017 TD-0714 (NEP inhibitor) Complete Phase 1 (incl. target engagement) 2016 Revefenacin (TD-4208) Complete Phase 3 Efficacy Studies 2016 Revefenacin (TD-4208) Complete Phase 3 LTSS 2017 Revefenacin (TD-4208) US Regulatory Filing 2017 VIBATIV® (telavancin) Concurrent Bacteremia & HABP/VABP or cSSSI PDUFA 2016 Telavancin Complete Phase 3 Bacteremia Study 2018 1 Regulatory and clinical milestones as reported by GlaxoSmithKline Program Milestone Target Closed Triple (FF/UMEC/VI) Complete Phase 3 FULFIL Study 2016 Closed Triple (FF/UMEC/VI) EU Regulatory Filing 2016 Closed Triple (FF/UMEC/VI) US Regulatory Filing 2016 Closed Triple (FF/UMEC/VI) Complete Phase 3 IMPACT Study 2017 Economic Interests1: Priority Programs:

Theravance Biopharma Investment Highlights Productive Research Engine Pipeline of High Value Assets Robust Business Model Team Track Record of Success Strong Financial Position

About VIBATIV® (telavancin) VIBATIV was discovered internally in a research program dedicated to finding new antibiotics for serious infections due to Staphylococcus aureus and other Gram-positive bacteria, including MRSA. VIBATIV is a bactericidal, once-daily, injectable lipoglycopeptide antibiotic with in vitro potency and a dual mechanism of action whereby telavancin both inhibits bacterial cell wall synthesis and disrupts bacterial cell membrane function. VIBATIV for injection is approved in the U.S. for the treatment of adult patients for complicated skin & skin structure infections (cSSSI) caused by susceptible isolates of Gram-positive bacteria, including Staphylococcus aureus, both methicillin-susceptible (MSSA) and methicillin-resistant (MRSA) strains. In addition, VIBATIV telavancin is approved in the U.S. for the treatment of adult patients with hospital-acquired and ventilator-associated bacterial pneumonia (HABP/VABP) caused by susceptible isolates of Staphylococcus aureus when alternative treatments are not suitable. Telavancin also demonstrated efficacy in treating patients with either cSSSI or HABP/VABP who had concurrent Staphylococcus aureus bacteremia. VIBATIV is indicated in Canada and Russia for complicated skin & skin structure infections and HAP/VAP caused by Gram-positive bacteria, including MRSA. VIBATIV is indicated in the European Union for the treatment of adults with nosocomial pneumonia (NP) including ventilator associated pneumonia (VAP), known or suspected to be caused by methicillin resistant Staphylococcus aureus (MRSA) and should be used only in situations where it is known or suspected that other alternatives are not suitable. VIBATIV® is a registered trademark of the Theravance Biopharma group of companies.

VIBATIV® (telavancin) Important Safety Information (US) Mortality Patients with pre-existing moderate/severe renal impairment (CrCl <50 mL/min) who were treated with VIBATIV® for hospital-acquired bacterial pneumonia/ventilator-associated bacterial pneumonia had increased mortality observed versus vancomycin. Use of VIBATIV in patients with pre-existing moderate/severe renal impairment (CrCl <50 mL/min) should be considered only when the anticipated benefit to the patient outweighs the potential risk. Nephrotoxicity New onset or worsening renal impairment occurred in patients who received VIBATIV. Renal adverse events were more likely to occur in patients with baseline comorbidities known to predispose patients to kidney dysfunction and in patients who received concomitant medications known to affect kidney function. Monitor renal function in all patients receiving VIBATIV prior to initiation of treatment, during treatment, and at the end of therapy. If renal function decreases, the benefit of continuing VIBATIV versus discontinuing and initiating therapy with an alternative agent should be assessed. Fetal Risk Women of childbearing potential should have a serum pregnancy test prior to administration of VIBATIV. Avoid use of VIBATIV during pregnancy unless the potential benefit to the patient outweighs the potential risk to the fetus. Adverse developmental outcomes observed in three animal species at clinically relevant doses raise concerns about potential adverse developmental outcomes in humans. If not already pregnant, women of childbearing potential should use effective contraception during VIBATIV treatment. Contraindication Intravenous unfractionated heparin sodium is contraindicated with VIBATIV administration due to artificially prolonged activated partial thromboplastin time (aPTT) test results for up to 18 hours after VIBATIV administration. VIBATIV is contraindicated in patients with a known hypersensitivity to the drug. Hypersensitivity Reactions Serious and potentially fatal hypersensitivity reactions, including anaphylactic reactions, may occur after first or subsequent doses. VIBATIV should be used with caution in patients with known hypersensitivity to vancomycin. Geriatric Use Telavancin is substantially excreted by the kidney, and the risk of adverse reactions may be greater in patients with impaired renal function. Because elderly patients are more likely to have decreased renal function, care should be taken in dose selection in this age group. Infusion Related Reactions VIBATIV is a lipoglycopeptide antibacterial agent and should be administered over a period of 60 minutes to reduce the risk of infusion-related reactions. Rapid intravenous infusions of the glycopeptide class of antimicrobial agents can cause "Red-man Syndrome" like reactions including: flushing of the upper body, urticaria, pruritus, or rash. QTc Prolongation Caution is warranted when prescribing VIBATIV to patients taking drugs known to prolong the QT interval. In a study involving healthy volunteers, VIBATIV prolonged the QTc interval. Use of VIBATIV should be avoided in patients with congenital long QT syndrome, known prolongation of the QTc interval, uncompensated heart failure, or severe left ventricular hypertrophy. Most Common Adverse Reactions The most common adverse reactions (greater than or equal to 10% of patients treated with VIBATIV) were diarrhea, taste disturbance, nausea, vomiting, and foamy urine. Full Prescribing Information, including Boxed Warning and Medication Guide in the U.S., is available at www.VIBATIV.com. VIBATIV® is a registered trademark of the Theravance Biopharma group of companies.

Back-Up

Pipeline

Optimizing Pipeline Value by Leveraging Partnerships and Commercial Infrastructure

Program	Therapeutic Area	Collaborator	Early	Mid	Late	Marketed
VIBATIV® (telavancin) cSSSI, HABP/VABP, Concurrent Bacteremia[1]	Anti-Infective	Multiple Partners (ex-US)				
Telavancin Bacteremia	Anti-Infective	Multiple Partners (ex-US)				
Revefenacin (TD-4208) COPD & Other Respiratory Diseases	Respiratory	Mylan				
Axelopran (TD-1211), Axelopran/Opioid FDC OIC, Pain	GI, Pain					
Velusetrag (TD-5108) Gastroparesis	GI	Alfa Wassermann (ex-US)				
TD-9855 (NSRI) nOH, Fibromyalgia	CV, Pain					
TD-8954 ICU IV Prokinetic	GI	Takeda				
TD-6450 (NS5A) HCV	Anti-Infective	Trek Therapeutics				
TD-1792 & TD-1607 Gram+ MRSA	Anti-Infective	R-Pharm (TD-1792, ex-US)				
TD-0714, TD-1439 (NEP Inhibitor) Chronic/Acute HF, CKD, Hypertension	Cardiovascular, Renal					
TD-1473, TD-3504 (JAK Inhibitor) Ulcerative Colitis, Other Inflammatory Intestinal Disorders	GI					
Closed Triple (FF/UMEC/VI) COPD, Asthma	Respiratory	GSK & Innoviva, Inc.[3]				
MABA/MABA ICS (batefenterol, batefenterol/FF) COPD	Respiratory	GSK & Innoviva, Inc.[3]				

Pipeline Assets

Economic Interests[2]

Late-stage=Regulatory submission filed, P3 development, P3-ready; Mid-stage=between P1 and P2b; Early-stage=pre-clinical; [1]Data added to label for approved indications (cSSSI & HABP/VABP); [2]TBPH holds economic interest in future payments that may be made by Glaxo Group Limited (GSK) relating to certain programs, including "Closed Triple" (FF/UMEC/VI), MABA/FF ('081), MABA mono-therapy and other future products that may be combined with VI or MABA '081; [3]Innoviva, Inc. (formerly Theravance, Inc.)

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Theravance Biopharma

VIBATIV® (telavancin)

Why Physicians Choose VIBATIV® In Vitro Activity Dual Mechanism of Action; Bactericidal against clinically important Gram+ organisms Active against S. aureus strains with reduced susceptibility to other agents VAN MIC > 1 µg/mL VISA, hVISA strains Daptomycin and linezolid-resistant No resistance detected in bacterial strains in Phase 2 and 3 cSSSI and HABP/VABP clinical programs; resistance rarely reported during marketed use. Clinically Relevant Penetration into important sites of infection, including the lung Drug levels remain above the MIC90 for MRSA over 24 hours Clinical efficacy shown in largest HABP/VABP studies to date in a broad population of patients with multiple co-morbidities Convenience of once daily dosing (with no required therapeutic dose monitoring) Safety profile characterized in large clinical studies in both cSSSI and HABP/VABP Louis D. Saravolatz, MD, MACP; St. John Hospital, Detroit, MI; Infectious Disease Specialist

Patient Need Driving Utilization Taking SSRI’s Immunocompromised patients HABP/VABP in institutions with vancomycin MICs>1µg/mL HABP/VABP patients with comorbidities Requiring >7 days of therapy Patients with persistent or recurrent infection OPAT*– given convenience of QD dosing When a bactericidal agent with good tissue penetration is needed (*) OPAT is defined as Outpatient Parenteral Antimicrobial Therapy

Phase 3 HABP/VABP Clinical Trial Results Microbiologically Evaluable (ME) TLV % Cure VAN % Cure % Difference (TLV – VAN; 95% CI) Single Gram-positive (only) 84.0 (147/175) 75.9 (132/174) 8.1 (-0.2%, 16.5%) MRSA (only) 80.2 (73/91) 74.1 (86/116) 6.1 (-5.3%, 17.5%) S. aureus with VAN MIC 1 μg/mL 85.7 (78/91) 74.5 (79/106) 11.2 (0.2%, 22.2%) VIBATIV® (televancin) Prescribing Information. Theravance Biopharma Antibiotics, Inc. March 2014 Data on File. Theravance Biopharma, Inc. Study Population ATTAIN 1 ATTAIN 2 COMBINED TLV VAN TLV VAN TLV VAN All-Treated (AT) 57.5% (214/372) 59.1% (221/374) 60.2% (227/377) 60.0% (228/380) 58.9% (441/749) 59.5% (449/754) Difference (95% CI) -1.6% (-8.6%, 5.5%) 0.2% (-6.8%, 7.2%) -0.7% (-5.6%, 4.3%) Clinically Evaluable (CE) 83.7% (118/141) 80.2% (138/172) 81.3% (139/171) 81.2% (138/170) 82.4% (257/312) 80.7% (276/342) Difference (95% CI) 3.5% (-5.1%, 12.0%) 0.1% (-8.2%, 8.4%) 1.7% (-4.3%, 7.7%) Telavancin Cure Rates VIBATIV® (telavancin) Prescribing Information. Theravance Biopharma Antibiotics, Inc. March 2014 Data on File. Theravance Biopharma, Inc.

Activity in Clinically Relevant HABP/VABP Subgroups Pooled Clinical Cure Rates in Phase 3 Trials (CE population) 95% CI -1.0%, 28.3% 95% CI -4.0%, 13.4% 95% CI -7.9%, 47.5% 95% CI -11.5%, 36.5% 95% CI -9.4%, 27.5% 56/70 43/65 17/20 18/26 125/155 146/192 24/32 8/15 36/53 33/58 Rubinstein, Crit Care Conf: 29th Internatl. Symposium on Intensive Care and Emergency Med. 13 (pp S128), 2009; Shorr. ATS 2013 (poster); Stryjewski. Int J Antimicro Agents. 2013 Jul 25. pii: S0924-8579(13).

VIBATIV®: Potential for Broadest Set of Indications Among Branded Anti-MRSA Agents 1Complicated or Acute Bacterial Skin or Skin Structure Infection 2Approved for use in acute bacterial skin and skin structure infections with baseline S. aureus bacteremia telavancin ceftaroline2 dalbavancin daptomycin oritavancin tedizolid Compound Primary Indication SSSI1 HABP/VABP Bacteremia Registrational Study

Revefenacin (TD-4208)

Despite Limited Options, 9% of Treated COPD Patients in the U.S. Use Nebulized Therapy on Enduring Basis1 1TBPH market research (N = 160 physicians); 2© 2014 DR/Decision Resources, LLC. All rights reserved. This data is provided for informational purposes only and is not intended to, and does not, constitute an offer or recommendation to buy or sell securities or investment advice. 24.2 M Prevalence (US)2 11.0 M Diagnosed with COPD2 7.5 M Drug Treated2 0.7 M Use nebulized chronic maintenance therapy1

Physicians Readily Identify Patients Appropriate for Nebulizer Therapy % of Time Physicians Ranked as Top 3 Characteristic 1TBPH market research (N = 160 physicians) Characteristics of Patients Suitable for Nebulizer Therapy 73% 57% 51% 30% 28% 19% 0% 100% Severe/very severe COPD Patients prefer nebulizer Patients lack required breathing rhythm/flow Patient dexterity issues Patients in LTC setting Patients experience mental changes % of Time Ranked in Top 3

Limited Nebulized Bronchodilators for COPD Available No Nebulized LAMAs and No Once-daily Products of any Class Frequency Class Handheld segment Nebulized segment 4x daily SAMA SABA SAMA/SABA 2x daily LAMA LABA 1x daily LAMA LABA LAMA/LABA First-in-Class Opportunity No once-daily marketed nebulized bronchodilators No once-daily nebulized bronchodilators in development The only twice-daily LAMA in development is restricted to one nebulizer

Revefenacin (TD-4208) Showed Sustained 24-hour Duration of Action Following Once-daily Dosing Effects Maintained throughout 4-week Dosing Period Placebo-adjusted change from baseline in FEV1 on Day 28 Source: Phase 2 once- versus twice-daily (QD versus BID) study of TD-4208 0 50 100 150 200 250 PD 1 2 3 4 6 8 10 12 15 21 23.75 Time point (hours) Adjusted LS Mean FEV1 Change from Baseline (mL) TD-4208 Treatment Groups 44 mcg 88 mcg 175 mcg 350 mcg

Axelopran

Axelopran Aims to Offer a Differentiated Product 1. Pappagallo et al. American J of Surgery 182 (Suppl) Nov 2001, 11S-18S Once-daily Oral PAMORA for Opioid-Induced Constipation Evolving Treatment Class PAMORAs offer targeted peripheral efficacy without altering central analgesia Regulatory path to approval has been clarified Recent product approvals will help build the market Patient Need Exists Over the counter laxatives are ineffective in the majority of patients 71%1 of OIC patients using common constipation treatments report failure to achieve relief Axelopran Differentiation Axelopran aims to restore normal bowel function and reduce symptoms Encouraging early data for fixed dose combination

Axelopran Phase 2 Data Shows Potential for Differentiation Current Benchmark=Improved Spontaneous Bowel Movements (SBM) 1. KODIAK-04 Study 2. Phase 3 axelopran study will include an evaluation comparable to that done for MOVANTIK in Phase 3, including an increase of >1 SBM/week for at least 9 out of 12 weeks and >3 of the last 4 weeks of treatment 44 29 0 25 50 75 100 % responders % of patients who respond (> 3 SBM/week & increase from baseline of > 1 SBM/week for at least 9 out of the 12 study weeks and > 3 of last 4 weeks)1 MOVANTIK 25mg Placebo 15% difference p= 0.001 70 39 0 25 50 75 100 % responders % of patients who respond ( > 3 SBM/week & increase from baseline of > 1 SBM/week for > 3 of last 4 weeks)2 Axelopran 15mg Placebo 31% difference p=0.0016

Substantial Commercial Potential for Opioid/ Axelopran Fixed Dose Combinations (FDC) FDC offers the opportunity for pain relief without constipation in a single abuse-deterrant pill Could represent a paradigm shift in opioid treatment TBPH has developed a proprietary spray-coating formulation Enabled by the intrinsic properties of axelopran Technique could be applied to a broad range of abuse resistant opiates First study of spray-coat application of axelopran to OxyContin® Designed to evaluate effect of axelopran on oxycodone exposure

Phase 1 Study of Axelopran Fixed-Dose Combination (FDC) and Controlled-Release Oxycodone



Oxycodone
Plasma Concentration (ng/mL)
100
10
1
0.1
0
10
20
30
40
Time (hours)
OxyContin Alone
OxyContin + Axelopran Individual
OxyContin/Axelopran FDC

Oxycodone Relative Bioavailability to Reference
(Reference = OxyContin Alone)



Fixed dose combination
Oxycontin plus axelopran
Cmax
AUC0-last
AUC0-∞
Cmax
AUC0-last
AUC0-∞
50
80%
100%
125%
150
Relative Bioavailability

Axelopran Did Not Significantly Alter Systemic Exposure to OxyContin® When Delivered as a FDC Relative vs. Co-Administered as Individual Tablets

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Theravance Biopharma

Closed Triple

Economic Interest in GSK Respiratory Programs

Opportunity for "Triple Therapy"

85% Economic Interest[1] in Future Payments Made by GSK from Certain Potential Respiratory Products, including:

- "Closed Triple" (FF/UMEC/VI): Upward-tiering royalty 6.5% - 10% of annual global net sales
- MABA Monotherapy (batefenterol): 10% to 20% of annual global net sales up to $3.5 billion, and 7.5% for all annual global net sales above $3.5 billion
- MABA Combination[2] (batefenterol/FF): 70% of rate applicable to sales of single-agent MABA

No Investment Required by Theravance Biopharma

- Programs jointly managed by GSK and Innoviva, Inc.[3] and fully funded by GSK
- "Open Triple" therapy approved in INCRUSE® label
- Positive top-line results reported from Phase 3 FULFIL study in 1,800 COPD patients[4]
- US and EU regulatory filings planned for 2016[4]
- Phase 3 IMPACT study in 10,000 COPD patients underway; targeted to read-out 2017[4]

[1]TBPH is entitled to this economic interest through its ownership interest in Theravance Respiratory Company, LLC. [2]If MABA medicine containing '081 commercialized only as a combination, such as '081/FF, the above noted royalty rates apply. [3]Formerly Theravance, Inc. [4]As reported by GlaxoSmithKline
FF/UMEC/VI= Fluticasone Furoate/Umeclidinium/Vilanterol. MABA= Inhaled Bifunctional Muscarinic Antagonist -Beta2 Agonist.

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Theravance Biopharma